Exhibit 99.1

TCF Financial Corporation

Fourth Quarter 2007 Investor Presentation

The Convenience Franchise

1.)                                 Corporate Profile

At December 31, 2007

•	$16 billion financial holding company headquartered in Minnesota

• 36th largest U.S. based bank by asset size

•	453 bank branches, 141 branches opened since January 1, 2002

• 25th largest branch network

• 12 campus alliances; 6th largest in campus card banking relationships

•	1,663 ATMs free to TCF customers; 1,163 off-site

•	12th largest issuer of Visa® Classic debit cards

•	18th largest bank-owned equipment finance/leasing company in the U.S.

•	ROA 1.76%; ROE 25.82%

2.)                                 Corporate Profile

•	Bank branches located in seven states

	At 12/31/07	At 1/1/02
Traditional	194	134
Supermarket	244	234
Campus	15	7
Total	453	375

	At 12/31/07	At 1/1/02
Minnesota	109	88
Illinois	202	179
Michigan	56	57
Colorado	46	13
Wisconsin	31	33
Indiana	5	5
Arizona	4	—
Total	453	375

3.)                                 What Makes TCF Different

•	Convenience
TCF banks a large and diverse customer base by offering a host of convenient banking services:
	•	Open seven days a week, 364 days/year
	•	Traditional, supermarket and campus branches
	•	1,663 free ATMs
	•	Free debit cards
	•	No purchase-fee gift cards
	•	Free coin counting
	•	TCF® Totally Free Online banking

•	De Novo Expansion
TCF is increasing its market share through de novo expansion:
	•	Opening new branches
• Arizona
	•	Starting new businesses
	•	Offering new products and services

4.)                                 What Makes TCF Different

•	Power Assets® and Power Liabilities®

Power Assets® (consumer loans, commercial real estate and business loans, and leasing and equipment finance) and Power Liabilities® (checking, savings, money market and certificates of deposit accounts) are growing and contribute a high percentage of TCF’s profits.

•	Credit Quality
TCF is primarily a secured lender, emphasizing credit quality over asset growth.

5.)                                  What Makes TCF Different

•	No teaser rate subprime lending programs

•	No 2/28 ARM loans

•	No Option ARM loans

•	No asset-backed commercial paper

•	No asset-backed securities secured by credit cards or car loans

•	TCF does not participate in Structured Investment Vehicles or other off-balance sheet investment programs

6.)                                 Share Repurchase Program

•	Repurchased 3.9 million shares of common stock during 2007 at an average cost of $26.92 per share

•	At 12/31/07, 5.4 million shares remain available to purchase under board authorization

7.)                                  Dividend History

	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

Dividends Paid	$.23	$.31	$.36	$.41	$.50	$.58	$.65	$.75	$.85	$.92	$.97

Dividend Payout Ratio:	28%	35%	36%	35%	37%	37%	43%	40%	43%	48%	46%

10-year compounded annual growth rate of 15.3% is the 9th highest among the 50 largest banks in the country

8.)                                  Return of Net Income to Stockholders

($ millions)

	Net	Dividends	Stock		% of Net
	Income	Paid	Repurchase	Total	Income

2003	$215.9	$93.0	$150.4	$243.4	113%
2004	255.0	104.0	116.1	220.1	86
2005	265.1	114.5	93.5	208.0	78
2006	244.9	121.4	101.0	222.4	91
2007	266.8	124.5	105.3	229.8	86

Total	$1,247.7	$557.4	$566.3	$1,123.7	90%
% of Net Income		45%	45%	90%

9.)                                  Consumer Home Equity Lending +11%*

($ millions)

	12/03	12/04	12/05	12/06	12/07

Total	$3,588	$4,382	$5,149	$5,883	$6,523

*   Annual growth rate (’07 vs. ’06)

10.)                           Consumer Home Equity Loans

At December 31, 2007

•	78% amortizing loans, 22% lines of credit

•	64% are 1st mortgages, average loan amount of $113,844

•	36% are junior lien positions, average loan amount of $34,570

•	76% fixed rate and 24% variable rate (prime based)

•	Average home value of $247,834[1]

•	Yield 7.35%

•	Over-30-day delinquency rate .68%[2]

•	Net charge-offs: 2007 = .33%, 2006 = .13%, 2005 = .10%

•	Average FICO score at origination of 721

1   Based on most recent values known to TCF

2   Excludes non-accrual loans

11.)                           Commercial Lending +6%*

($ millions)

	12/03	12/04	12/05	12/06	12/07

Commercial Business	$429.4	$436.7	$435.2	$552.0	$558.3
Commercial Real Estate	1,916.7	2,154.4	2,297.5	2,390.7	2,557.3

Total	$2,346	$2,591	$2,733	$2,943	$3,116

*   Annual growth rate (’07 vs. ’06)

12.)                           Commercial Loans

At December 31, 2007

•	Commercial real estate
• 27% retail services
• 20% apartment loans
• 15% office buildings

•	Commercial business — $558 million

•	Yield 6.79%

•	Over-30-day delinquency rate .40%[1]

•	Net charge-offs: 2007 = .12%, 2006 = .02%

•	Approximately 98% of all commercial loans secured

•	CRE location mix: 93% TCF Markets, 7% Other

1   Excludes non-accrual loans

13.)                           Leasing and Equipment Finance1 +15%*

($ millions)

	12/03	12/04	12/05	12/06	12/07

Leasing and Equipment Finance	$1,162	$1,389	$1,560	$1,899	$2,175

1   Includes operating leases

*   Annual growth rate (’07 vs. ’06)

14.)                           Leasing and Equipment Finance

At December 31, 2007

•	18th largest bank-owned equipment finance/leasing company in the U.S.

•	37th largest equipment finance/leasing company in the U.S.

•	Diverse equipment types
• 20% specialty vehicles
• 18% construction
• 17% manufacturing
• 13% medical
• 11% technology and data processing

•	Yield 7.70%

•	Uninstalled backlog of $292.5 million; up $42.8 million from year-end 2006

•	Over-30-day delinquency rate .75% [1]

•	Net charge-offs: 2007 = .20%, 2006 = .29%,

1   Excludes non-accrual loans and leases

15.)                           Allowance for Loan & Lease Losses

($ millions)

	12/03		12/04		12/05		12/06		12/07

Allowance for Loan & Lease Losses	$72.5		$75.4		$55.8		$58.5		$80.9
Net Charge-offs (NCO)	$19.6		$17.5		$28.2		$18.0		$34.6

As a % of Loans & Leases:
Allowance	.87%		.80%		.55%		.52%		.66%
NCO	.24%		.20%		.29%		.17%		.30%
Coverage Ratio	3.7	X	4.3	X	2.0	X	3.3	X	2.3	X

16.)                           Delinquencies (Over 30-Day)1

(Percent)

($ millions)

	12/03	12/04	12/05	12/06	12/07

Delinquencies	.47%	.37%	.43%	.63%	.67%

Delinquencies	$38.7	$34.4	$43.6	$71.7	$82.6

1   Excludes non-accrual loans and leases

17.)                           Non-Performing Assets

($ millions)

	12/03	12/04	12/05	12/06	12/07

Non-Accrual Loans & Leases	$35.4	$46.9	$29.7	$43.2	$59.8
Real Estate Owned	33.5	17.2	17.7	22.4	45.8
Total	$68.9	$64.1	$47.4	$65.6	$105.6

Reserves/NAs:	205%	161%	188%	136%	135%
NPAs/Assets:	.61%	.52%	.35%	.45%	.66%

18.)                           Net Charge-Offs by Business Line

	2004	2005	2006	2007
Consumer home equity:
First mortgage lien	.08%	.07%	.09%	.24%
Junior lien	.13	.16	.22	.50
Total home equity	.09	.10	.13	.33
Commercial real estate	.02	—	.01	.10
Commercial business	.04	(.51)	.09	.22
Leasing and equipment finance	.43	1.50	.29	.20
Residential real estate	.01	.01	.04	.04
Total	.20	.29	.17	.30

19.)                           Total Deposits + 5%*

Average Balances

($ millions)

	12/03	12/04	12/05	12/06	12/07

Certificates of Deposit	$1,744	$1,494	$1,740	$2,291	$2,461
Money Market	887	764	641	621	605
Savings	2,072	1,936	2,076	2,306	2,475
Checking	3,073	3,582	4,023	4,190	4,107
Total	$7,776	$7,776	$8,480	$9,408	$9,648

Average Rate:	.73%	.55%	1.15%	2.08%	2.39%

*   Annual growth rate (’07 vs. ’06), excluding Michigan deposits sold

20.)                           Premier Checking & Savings Deposits + 18%*

Average Balances

($ millions)

	12/03	12/04	12/05	12/06	12/07

Premier Savings	$—	$85	$427	$899	$1,184
Premier Checking	1	199	642	1,001	1,055
Total	$1	$284	$1,069	$1,900	$2,239

Average Rate:	1.77%	1.61%	2.73%	3.62%	3.60%

1-month LIBOR spread:	(.56)	(.11)	(.65)	(1.48)	(1.65)

*   Annual growth rate (’07 vs. ’06)

21.)                           Small Business Deposits +5%*

($ millions)

	12/03	12/04	12/05	12/06	12/07

Checking Deposits	$461	$546	$607	$614	$586
Money Market Deposits	1	17	89	116	168
Total	$462	$563	$696	$730	$754

# of Accounts:	102,607	113,979	124,145	135,861	138,979

*   Annual growth rate (’07 vs. ’06), excluding Michigan deposits sold

22.)                           Small Business Services and Products

At December 31, 2007

•	$586 million in 0% interest checking account deposits

•	Small business loans up to $500,000; small business administration loans up to $150,000

•	104,179 TCF Business Check Cards SM

•	TCF Miles Plus Business Check Card SM loyalty program

•	TCF Personal Pay Day® - employee package (checking, savings, loan discounts, etc.) through participating businesses

23.)                           Banking Fees and Other Revenue1 +3%*

($ millions)

	2003	2004	2005	2006	2007

First Quarter	$82.1	$87.7	$88.2	$94.4	$96.2
Second Quarter	92.8	104.5	100.1	106.7	108.7
Third Quarter	94.3	103.0	104.7	108.2	109.5
Fourth Quarter	90.6	98.8	100.9	101.3	108.4

Total	$360	$394	$394	$411	$423

1   Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

*   Annual growth rate (’07 vs. ’06)

24.)                           Card Revenue +7%*

($ millions)

	2003	2004	2005	2006	2007

First Quarter	$13.2	$13.5	$17.6	$21.3	$23.3
Second Quarter	14.8	16.0	19.8	22.9	24.9
Third Quarter	12.9	16.3	21.0	24.4	25.6
Fourth Quarter	12.1	17.7	21.4	23.5	25.1

Total	$53.0	$63.5	$79.8	$92.1	$98.9

Sales Vol.:	$3,899	$4,735	$5,673	$6,465	$6,949

Average Interchange Rate:	1.34%	1.30%	1.34%	1.36%	1.35%

*   Annual growth rate (’07 vs. ’06)

25.)                           Card Revenue

•	12th largest issuer of Visa® Classic debit cards

•	13th largest issuer of Visa® Commercial debit cards

•	$6.9 billion in sales volume, up 7.5%[1]

•	19.4 transactions per month on active cards, up 6.6%[1]

1   Annual growth rate (’07 vs. ’06)

26.)                           New Branch Expansion

27.)                           Total New Branches

Branches opened since January 1, 2002

							2008
	12/02	12/03	12/04	12/05	12/06	12/07	Plan

Supermarket Branches	15	20	31	38	43	48	53
Traditional and Campus Branches	12	26	45	66	80	93	98
Total	27	46	76	104	123	141	151

# of Branches Opened	27	19	30	28	19	19	10
Percent of Total	7%	11%	18%	23%	27%	31%	33%

28.)                           New Traditional Branch Model - Net Income

($ 000s)

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
Net Income[1]	$(395)	$(108)	$43	$227	$273	$381	$438	$474	$596	$700

Traditional branch capital expenditure $3.7 million

1   Includes deposits and consumer lending

29.)                           New Branch Total Deposits +18%*

Branches opened since January 1, 2002

($ millions)

	12/02	12/03	12/04	12/05	12/06	12/07

Deposits	$45	$116	$287	$782	$1,072	$1,267

*   Annual growth rate (‘07 vs. ‘06)

30.)                           New Branch Banking Fees & Other Revenue1 +34%*

Branches opened since January 1, 2002

($ millions)

	2002	2003	2004	2005	2006	2007

First Quarter	—	$1.0	$3.4	$7.6	$11.6	$14.9
Second Quarter	.1	1.6	6.1	9.9	14.2	18.5
Third Quarter	.3	2.1	7.0	10.9	14.8	19.6
Fourth Quarter	.7	2.5	7.6	11.3	14.2	20.2

Total	$1.1	$7.2	$24.1	$39.7	$54.8	$73.2

1   Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

*   Annual growth rate (‘07 vs. ‘06)

31.)                           Campus Banking

At December 31, 2007

•	Alliances with the Universities of Minnesota, Michigan and Illinois plus nine other institutions

•	Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•	Ranked 6th largest in number of campus card banking relationships in the U.S.

•	$206 million in total deposits

32.)                           New Products and Services

•	TCF Power CheckingSM

•	TCF CashRewardsSM Card Loyalty Program

•	TCF® Visa® Gift Cards

•	Electronic Statement Delivery

•	TCF Express Check Conversion

•	TCF Express Remote Deposit

•	Medical Equipment Leasing

33.)                           Financial Highlights

34.)                           Financial Highlights

($ millions, except per-share data)

	2007	2006	Change
Net Interest Income	$550.2	$537.5	2.4%
Fees & Other Revenue:
Banking	422.9	410.7	3.0
Other	67.4	74.6	(9.7)
Total Fees and Other Revenue	490.3	485.3	1.0
Gains on Sales of Securities Available for Sale	13.3	—	100.0
Gains on Sales of Branches and Real Estate	37.9	4.2	N.M.
Total Non-Interest Income	541.5	489.5	10.6
Total Revenue	1,091.7	1027.0	6.3
Provision for Credit Losses	57.0	20.7	175.5
Non-Interest Expense	662.1	649.2	2.0
Net Income	$266.8	$244.9	8.9

Diluted EPS	$2.12	$1.90
ROA	1.76%	1.74%
ROE	25.82%	24.37%

N.M. Not Meaningful

35.)                           Significant Financial Items

Impact on Diluted EPS

($)

	2007	2006
Asset sales:
Michigan branches	$.16	$—
Securities available for sale	.07	—
Land and buildings	.03	.02
Mortgage servicing rights	—	.01
Visa indemnification	(.04)	—
Income tax adjustments	.15	.05
Total impact on diluted EPS	$.37	$.08

36.)                           Power ProfitsSM

Average Balance ($ millions)

Profit center net income ($ 000s)

		2007
	Balance [1]	Net Income	%
Consumer Lending	$6,189	$32,940	14%
Leasing and Equipment Finance	1,916	34,576	14
Commercial Banking	2,949	17,761	7
Total Power Assets®	$11,054	$85,277	35%

Traditional and Campus Branches (209)	$7,476	$83,661	34
Supermarket Branches (244)	2,172	37,535	15
Total Power Liabilities®	$9,648	$121,196	49%
Total Power Assets & Liabilities		206,473	84
Equity and Other		39,647	16
Net Income Before Branch Sales		$246,120	100%
Michigan Branches Sold		20,688
Net Income		$266,808

1    Includes Michigan deposits sold

37.)                           Return to Stockholders1 +15%*

		SNL All
Period Ending	TCF	Bank & Thrift	S&P 500
6/86	$100.00	$100.00	$100.00
12/86	$90.64	$98.99	$99.13
12/87	$51.41	$80.09	$104.33
12/88	$67.65	$105.92	$121.66
12/89	$106.25	$129.80	$160.20
12/90	$63.04	$99.21	$155.23
12/91	$164.60	$169.66	$202.52
12/92	$251.25	$228.47	$217.95
12/93	$300.96	$240.80	$239.92
12/94	$375.92	$232.63	$243.09
12/95	$618.92	$354.47	$334.44
12/96	$829.16	$484.74	$411.22
12/97	$1,318.55	$759.31	$548.42
12/98	$960.32	$806.13	$705.15
12/99	$1,014.67	$802.04	$853.53
12/00	$1,872.69	$970.56	$775.82
12/01	$2,064.57	$972.36	$683.61
12/02	$1,925.98	$912.76	$532.53
12/03	$2,330.04	$1,228.13	$685.28
12/04	$2,996.34	$1,360.69	$759.85
12/05	$2,610.37	$1,387.53	$797.18
12/06	$2,732.33	$1,629.17	$923.08
12/07	$1,856.90	$1,067.12	$973.80

1    Assumes $100 invested June 18, 1986 with dividends reinvested

*   Annualized return since June 18, 1986

38.)                           Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties. These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; an inability to increase the number of deposit accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; impact of legal, legislative or other changes affecting customer account charges and fee income; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting standards or interpretations of existing standards; monetary, fiscal or tax policies of the federal or state governments; including adoption of state legislation that would increase state taxes, impact of federal legislation enacted in September 2007, reducing interest subsidies and other benefits available to TCF in its education lending programs; adverse findings in tax audits or regulatory examinations; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios, including declines in commercial or residential real estate values or changes in allowance for loan and lease losses dictated by new market conditions or regulatory requirements; imposition of vicarious liability on TCF as lessor in its leasing operations; denial of insurance coverage for claims made by TCF; technological, computer-related or operational difficulties or loss or theft of information; adverse changes in securities markets; and results of litigation, including possible increases in indemnification obligations for certain litigation against Visa, (“covered litigation”) and potential reductions in card revenues resulting from other litigation against Visa; or other significant uncertainties. Investors should consult TCF’s Annual Report on Form 10-K, and Forms 10-Q and 8-K for additional important information about the Company.

39.)                           Appendix

40.)                           Diluted EPS

	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

Diluted EPS	$.84	$.88	$1.00	$1.17	$1.35	$1.58	$1.53	$1.86	$2.00	$1.90	$2.12

41.)                           Risk-Based Capital

($ millions)

	12/03	12/04	12/05	12/06	12/07

Actual	$842	$959	$1,050	$1,173	$1,246
Target (10.6%):	$824	$934	$1,042	$1,120	$1,235
Well Capitalized Requirement	$785	$881	$983	$1,057	$1,165
Tier 1:	9.75%	9.12%	8.79%	8.65%	8.28%
Total:	10.73%	10.88%	10.68%	11.10%	10.70%
Excess RBC:	$57	$77	$67	$116	$81

42.)                           Power Asset Geographic Profile

($ 000s)

At December 31, 2007:	Consumer Home Equity & Other	Commercial Real Estate & Commercial Business	Leasing and Equipment Finance	Total
Minnesota	$2,496,369	$779,130	$74,024	$3,349,523
Illinois	2,040,795	715,096	73,303	2,829,194
Michigan	1,113,823	896,157	89,152	2,099,132
Wisconsin	510,246	431,462	39,497	981,205
Colorado	354,001	68,884	34,909	457,794
California	2,496	19,307	270,003	291,806
Florida	7,502	52,171	135,750	195,423
Texas	498	2,482	132,504	135,484
Arizona	13,957	14,625	87,298	115,880
Indiana	22,406	23,767	35,331	81,504
Other	28,538	112,574	1,132,572	1,273,684
Total	$6,590,631	$3,115,655	$2,104,343	$11,810,629

43.)                           Consumer Home Equity and Commercial Loans

Quarterly Average Balances

($ millions)

	12/31/07	12/31/06	Change Inc./(Dec.) $		%
Consumer Home Equity:
Fixed-rate	$4,889	$4,293	$596		14%
Yield	6.98%	6.92%	6	bps

Variable-rate	$1,522	$1,503	$19		1%
Yield	7.98%	8.88%	(90	)bps

Commercial:
Fixed- and adjustable-rate	$2,019	$1,871	$148		8%
Yield	6.42%	6.51%	(9	)bps

Variable-rate	$1,001	$1,077	$(76)		(7)%
Yield	7.02%	7.77%	(75	)bps

44.)                           Customer Payment Activity

Transaction Volume

(# millions)

	2007	2006	% Increase/ Decrease
Checks/ACH	117.1	127.4	(8.1)%
ATM	30.7	32.6	(5.8)%
Debit Card Purchases	191.6	177.1	8.2%

45.)                           Glossary of Terms

Coverage Ratio

Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.

Earnings per Share

Net income available to common stockholders divided by weighted-average common and common equivalent shares outstanding during the period (diluted EPS).

Fees and Other Revenue

Non-interest income excluding gains/losses on sales of securities, gains on sales of branches and real estate, gains/losses on termination of debt, and certain other businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

46.)                           Glossary of Terms (continued)

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Checking, savings, money market and certificates of deposit.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.

47.)                           Source References

Slide: Corporate Profile

36th largest U.S. bank - CapitalBridge; 9/30/07

25th largest branch network - SNL Financial, LC; 4Q07

6th largest in campus card relationships - CR80News 2006 Banking Partner Survey

12th largest issuer of Visa Classic - Visa; 3Q07; ranked by sales volume

18th largest bank-owned leasing company - The Monitor; Jul/Aug 2007

Slide: Dividend History

10-year compounded annual growth rate - CapitalBridge

Slide: Leasing and Equipment Finance

18th largest bank-owned leasing company - The Monitor; Jul/Aug 2007

37th largest leasing company - The Monitor; 2007 Monitor 100

Slide: Card Revenue

12th largest issuer of Visa Classic - Visa; 3Q07; ranked by sales volume

13th largest issuer of Visa Commercial - Visa; 3Q07; ranked by sales volume

Slide: Campus Banking

6th largest in campus card relationships - CR80News 2006 Banking Partner Survey

Slide: Return to Stockholders

Return to Stockholders - SNL Financial, LC and S&P